UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2013

SeaCube Container Leasing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Maynard Drive Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 24, 2013, pursuant to the previously announced Agreement and Plan of Amalgamation, dated as of January 18, 2013 (the “Amalgamation Agreement”), by and among 2357575 Ontario Limited, an Ontario, Canada corporation (“Parent”), SC Acquisitionco Ltd., a Bermuda exempted company and a subsidiary of Parent (“Acquisition Sub”), and SeaCube Container Leasing Ltd., a Bermuda exempted company (the “Company”), the Company and Acquisition Sub amalgamated under the laws of Bermuda (the “Amalgamation”) and the amalgamated company (the “Amalgamated Company”) became a subsidiary of Parent. Parent is an affiliate of Ontario Teachers’ Pension Plan Board (“OTPP”), a corporation without share capital organized under the laws of Ontario, Canada.

Pursuant to the Amalgamation Agreement, and upon the terms and subject to the conditions thereof, at the effective time of the Amalgamation (the “Effective Time”), each issued and outstanding common share, par value US$0.01 per share, of the Company (“Common Shares”) (other than (i) Common Shares that were held by any shareholders who properly demanded appraisal in connection with the Amalgamation under applicable law (“Dissenting Shares”), (ii) Common Shares owned by the Company or Parent or any of their respective wholly-owned subsidiaries and (iii) the Carry-Forward Share (as such term is defined in the Amalgamation Agreement)) was converted into the right to receive US$23.00 in cash, without interest and less any applicable withholding tax (the “Transaction Consideration”). At the Effective Time, any vesting conditions or restrictions applicable to each restricted Common Share of the Company (each, a “Restricted Share”) outstanding immediately prior to the Effective Time lapsed and each such Restricted Share was treated in accordance with the procedures outlined above for Common Shares.

The foregoing description of the Amalgamation Agreement is not complete and is qualified in its entirety by reference to the Amalgamation Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2013 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Amalgamation, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Amalgamation and requested that the NYSE file with the SEC an application on Form 25 to report that the Common Shares are no longer listed on the NYSE. In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Common Shares, requesting that the Common Shares be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Shares under the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Amalgamation, on April 24, 2013, each issued and outstanding Common Share (other than (i) Dissenting Shares, (ii) Common Shares owned by the Company or Parent or any of their respective wholly-owned subsidiaries and (iii) the Carry-Forward Share) was converted into the right to receive the Transaction Consideration. At the Effective Time, any vesting conditions or restrictions applicable to each Restricted Share outstanding immediately prior to the Effective Time lapsed and each such Restricted Share was treated in accordance with the procedures outlined above for Common Shares.

Item 5.01. Changes in Control of Registrant.

On April 24, 2013, pursuant to the terms of the Amalgamation Agreement, the Amalgamation was consummated, and the Amalgamated Company became a subsidiary of Parent. The aggregate purchase price paid for all of the equity securities of the Company was approximately US$469.5 million, which purchase price was funded by new equity financing received by Acquisition Sub.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, each of Joseph P. Adams, Jonathan G. Atkeson, Joseph Kwok, Paul R. Goodwin, Douglas A. Hacker, Donald P. Hamm and Martin Tuchman resigned from the board of directors of the Company and, pursuant to the terms of the Amalgamation Agreement, each of the members of Acquisition Sub’s board of directors immediately prior to the Effective Time, consisting of Melissa Kennedy, Neil Petroff, John Sheedy and Lee Sienna, became a member of the Amalgamated Company’s board of directors following the Effective Time. Each director is to serve until his successor is duly elected and qualified or until his earlier death, resignation or removal in accordance with the Amalgamated Company’s bye-laws. Individual appointments to the various committees of the board of directors have not been determined as of the date hereof.

On April 24, 2013, the Amalgamated Company entered into an employment agreement with Lisa D. Leach, Vice President and General Counsel of the Company, the material terms of which were set forth in the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2013 and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of amalgamation (the “Certificate of Amalgamation”), issued by the Registrar of Companies in Bermuda became the certificate of incorporation of the Amalgamated Company.

From and after the Effective Time, the memorandum of association of the Company became the memorandum of association of the Amalgamated Company. On April 24, 2013, following the Effective Time, the Amalgamated Company’s board of directors and shareholders approved an increase in the authorized share capital of the Amalgamated Company to US$500,000,000 and reflected this increase in the Amalgamated Company’s memorandum of association.

At the Effective Time, the bye-laws of Acquisition Sub immediately prior to the Amalgamation became the bye-laws of the Amalgamated Company.

A copy of the Certificate of Amalgamation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the memorandum of increase of share capital is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the bye-laws is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Amalgamation, dated as of January 18, 2013, by and among 2357575 Ontario Limited, SC Acquisitionco Ltd. and SeaCube Container Leasing Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2013).

3.1	Certificate of Amalgamation of SeaCube Container Leasing Ltd. and SC Acquisitionco Ltd.

3.2	Memorandum of Increase of Share Capital of the Amalgamated Company.

3.3	Bye-Laws of the Amalgamated Company (formerly the Bye-Laws of Acquisition Sub).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.

/s/ Lisa D. Leach
Lisa D. Leach
Vice President and General Counsel

Dated: April 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Amalgamation, dated as of January 18, 2013, by and among 2357575 Ontario Limited, SC Acquisitionco Ltd. and SeaCube Container Leasing Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2013).

3.1	Certificate of Amalgamation of SeaCube Container Leasing Ltd. and SC Acquisitionco Ltd.

3.2	Memorandum of Increase of Share Capital of the Amalgamated Company.

3.3	Bye-Laws of the Amalgamated Company (formerly the Bye-Laws of Acquisition Sub).